UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 19, 2009
(Date of earliest event reported)

Trans World Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-25244	13-3738518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 940, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 983-3355
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On March 19, 2009, Rami Ramadan, CEO of Trans World Corporation, gave a presentation at the B. Riley 10th Annual Investor Conference in Las Vegas, Nevada.  A webcast of the presentation will be available for 90 days at the following link:  http://www.wsw.com/webcast/brileyco12/twoc.ob/.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1 – Trans World Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS WORLD CORPORATION

March 20, 2009	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
Chief Executive Officer and
Chief Financial Officer

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